SECURITIES AND EXCHANGE COMMISSION

                        WASHINGTON, D.C.  20549



                                FORM 8-K

                             CURRENT REPORT
 PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)   September 14, 1998



                             TELLABS, INC.
           (Exact name of registrant as specified in charter)


           Delaware              0-9692         36-3831568
(State or other jurisdiction  (Commission     (IRS employer
  of incorporation)           file number)    identification no.)


      4951 Indiana Avenue, Lisle, Illinois           60532
      (Address of principal executive office)      (Zip Code)


Registrant's telephone number, including area code     (630) 378-8800


                                  N/A
     (Former name or former address, if changed since last report)


















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ITEM 5.  OTHER EVENTS

On September 14, 1998, Tellabs, Inc., (the "Company") and CIENA Corporation ("CIENA"), announced the termination of their proposed merger. The Company and CIENA mutually agreed to the termination of the merger and have entered into a termination agreement (the "Termination Agreement"), which was approved by their respective Boards of Directors.

Further details, including each company's press releases, are contained in the copy of the Termination Agreement, attached hereto as Exhibits 2.6, which is incorporated by reference herein.


Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
         EXHIBITS

     (c) Exhibits

     Exhibit 2.6 - Termination Agreement between Tellabs, Inc. and CIENA Corporation dated as of September 14, 1998.





                              SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              TELLABS, INC.



September 14, 1998                 s\ J. Peter Johnson
                                   ---------------------

                                    J. Peter Johnson
                                   Vice President, Controller
                                   and Chief Accounting Officer










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